                                                                 Exhibit (g)(vi)

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                  Effective Date
----                                                                  --------------
Schwab International Index Fund - Investor Shares                    July 21, 1993

Schwab International Index Fund - Select Shares                      April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                        October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                          April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as               September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as             September 25, 1995
Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known            September 25, 1995
as Schwab Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                                February 28, 1996

Schwab S&P 500 Fund - e.Shares                                       February 28, 1996

Schwab S&P 500 Fund - Select Shares                                  April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)    May 21, 1996

Schwab International MarketMasters Fund - Investor Shares            September 2, 1996
(formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares              April 1, 2004
(formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund - Investors Shares (formerly          October 13, 1996
known as Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares (formerly             June 1, 2004
known as Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund - Investor Shares                 October 13, 1996
(formerly known as Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Balanced MarketMasters Fund - Select Shares                   June 1, 2004
(formerly known as Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Small-Cap MarketMasters Fund - Investor Shares                August 3, 1997
(formerly known as Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select Shares                  June 1, 2004
(formerly known as Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio (formerly known as           April 16, 1998
Schwab Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                    October 28, 1998

Institutional Select Large-Cap Value Index Fund                      October 28, 1998

Institutional Select Small-Cap Value Index Fund                      October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares               April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                 April 15, 1999

Communications Focus Fund                                            May 15, 2000

Financial Services Focus Fund                                        May 15, 2000

Health Care Focus Fund                                               May 15, 2000

Technology Focus Fund                                                May 15, 2000

Schwab Hedged Equity Fund                                            August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                       June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                         June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                        September 2, 2003

Schwab Dividend Equity Fund - Select Shares                          September 2, 2003

                                       SCHWAB CAPITAL TRUST

                                       By: /s/ Stephen B. Ward
                                           -----------------------
                                               Stephen B. Ward,
                                               Senior Vice President
                                               and Chief Investment Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By: /s/ Fred Potts
                                           --------------------------------
                                               Fred Potts,
                                               Senior Vice President

Dated as of June 1, 2004

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

 THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                  BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                          Fee
----                                          ---
Schwab International Index Fund - Investor    Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares                                        average daily net assets

Schwab International Index Fund - Select      Five one-hundredths of one percent (0.05%) of the class' average
Shares                                        daily net assets

Schwab Small-Cap Index Fund-Investor          Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares                                        average daily net assets

Schwab Small-Cap Index Fund-Select            Five one-hundredths of one percent (0.05%) of the class' average
Shares                                        daily net assets

Schwab MarketTrack Growth Portfolio           Twenty one-hundredths of one percent (0.20%) of the Fund's
(formerly known as Schwab Asset Director-     average daily net assets
High Growth Fund)

Schwab MarketTrack Balanced Portfolio         Twenty one-hundredths of one percent (0.20%) of the Fund's
(formerly known as Schwab Asset Director-     average daily net assets
Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio     Twenty one-hundredths of one percent (0.20%) of the Fund's
(formerly known as Schwab Asset Director-     average daily net assets
Conservative Growth Fund)

Schwab S&P 500 Fund -Investor Shares          Twenty one-hundredths of one percent (0.20%) of the class'
                                              average daily net assets

Schwab S&P 500 Fund - e.Shares                Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab S&P 500 Fund  - Select Shares          Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab Core Equity Fund (formerly known       Twenty one-hundredths of one percent (0.20%) of the Fund's
as Schwab Analytics Fund)                     average daily net assets.

Schwab International MarketMasters Fund -     Twenty one-hundredths of one percent (0.20%) of the

Fund                                          Fee
----                                          ---
Investor Shares (formerly known as            Fund's average daily net assets.
MarketManager International Portfolio and
Schwab OneSource Portfolios-International)

Schwab International MarketMasters Fund -     Fifteen one-hundredths of one percent (0.15%) of the Fund's
Select Shares (formerly known as              average daily net assets
MarketManager International Portfolio and
Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund - Investor     Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares (formerly known as Schwab              average daily net assets
MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth
Allocation)

Schwab U.S. MarketMasters Fund - Select       Fifteen one-hundredths of one percent (0.15%) of the Fund's
Shares (formerly known as Schwab              average daily net assets
MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth
Allocation)

Schwab Balanced MarketMasters Fund -          Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares (formerly known as Schwab     average daily net assets
MarketManager Balanced Portfolio and
Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Balanced MarketMasters Fund -          Fifteen one-hundredths of one percent (0.15%) of the Fund's
Select Shares (formerly known as Schwab       average daily net assets
MarketManager Balanced Portfolio and
Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Small-Cap MarketMasters Fund -         Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares (formerly known as Schwab     average daily net assets
MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios-Small
Company)

Schwab Small-Cap MarketMasters Fund -         Fifteen one-hundredths of one percent (0.15%) of the Fund's
Select Shares (formerly known as Schwab       average daily net assets
MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios-Small
Company)

Schwab Market Track All Equity Portfolio      Twenty one-hundredths of one percent (0.20%) of the Fund's
(formerly known as Schwab Asset Director-     average daily net assets
Aggressive Growth Fund)

Fund                                          Fee
----                                          ---
Institutional Select S&P 500 Fund             Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Institutional Select Large-Cap Value Index    Five one-hundredths of one percent (0.05%) of the Fund's average
Fund                                          daily net assets

Institutional Select Small-Cap Index Fund     Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Total Stock Market Index Fund -        Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                               average daily net assets

Schwab Total Stock Market Index Fund -        Five one-hundredths of one percent (0.05%) of the Fund's average
Select Shares                                 daily net assets

Communications Focus Fund                     Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Financial Services Focus Fund                 Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Health Care Focus Fund                        Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Technology Focus Fund                         Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Hedged Equity Fund                     Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Investor       Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares                                        average daily net assets

Schwab Small-Cap Equity Fund - Select         Five one-hundredths of one percent (0.05%) of the Fund's average
Shares                                        daily net assets

Schwab Dividend Equity Fund -                 Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                               average daily net assets

Schwab Dividend Equity Fund -                 Five one-hundredths of one percent (0.05%) of the Fund's average
Select Shares                                 daily net assets

                                          SCHWAB CAPITAL TRUST

                                          By: /s/ Stephen B. Ward
                                              -----------------------
                                                  Stephen B. Ward,
                                                  Senior Vice President
                                                  and Chief Investment Officer

                                          CHARLES SCHWAB & CO., INC.

                                          By: /s/ Fred Potts
                                              --------------------------------
                                                  Fred Potts,
                                                  Senior Vice President

Dated as of June 1, 2004